united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08253

The Boyar Value Fund, Inc.

(Exact name of registrant as specified in charter)

35 East 21st Street, New York, NY 10010

(Address of principal executive offices) (Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 212 995-8300

Date of fiscal year end:12/31

Date of reporting period: 6/30/17

Item 1. Reports to Stockholders.

The Boyar Value Fund, Inc.

BOYAX

Semi-Annual Report
June 30, 2017

Mutual Funds: • are not FDIC insured • have no bank guarantee • may lose value

Our favorite holding period is forever. -- Warren Buffett

Dear Boyar Value Fund Shareholder:

Some Thoughts about the First Half of 2017

The five largest companies within the S&P 500 generated the bulk of the market’s returns during the first six months of 2017. This can partially be explained by the significant inflows that index funds experienced over the same period. These indices are market cap–weighted, meaning that the largest companies are given significantly more weight than smaller companies are when calculating performance. For example, Apple—the largest U.S. public company—makes up ~3.6% of the S&P 500, whereas AutoNation, which is the smallest stock in the S&P 500, accounts for a measly .013% of the index. This means that Apple’s weighting is 276 times that of AutoNation. As money flows into index funds, these vehicles become “forced buyers” of, mainly, the largest companies in the indices, being mandated to purchase stocks in the exact proportion that the index they track prescribes, regardless of a given company’s underlying fundamentals. Company XYZ could be on the verge of bankruptcy, but if it has a 1% weighting in the S&P 500, index funds must purchase a 1% position in that company as new money pours in. This indiscriminate buying has, in part, caused some of the largest companies that constitute the S&P 500 to trade at levels that cannot be justified by traditional valuation methodologies. The current market environment is starting to become eerily reminiscent of previous manias we have experienced (more on that later).

As money is allocated to index funds, this disproportionately benefits shareholders of the largest companies. However, should index funds experience outflows, these same companies (in theory) will be the most adversely impacted. It is worth noting that we are currently finding the greatest investment opportunities in companies that either are outside of the major indices or have small index weightings, as these stocks are not artificially inflated by the aforementioned forced buying pools. Logic would also dictate that these same companies would be the least negatively impacted when index fund flows reverse. In addition, these companies are not as well-covered by Wall Street analysts, leading to further valuation discrepancies.

A number of market pundits have been becoming concerned about the dominance of a few high-flying names. Facebook, Amazon, Apple, and Netflix all increased by more than 30% in the first half of 2017 alone. What is of greater concern to us, however, is some of their valuations. Netflix has a market capitalization of roughly $80 billion and sports a price-to-earnings ratio of over 28x. Compare that to HBO parent Time Warner, whose market capitalization is roughly $77 billion and whose price-to-earnings ratio is ~18x. Tesla, which produced 85,000 vehicles in 2016 and lost well over $600 million, has a market capitalization of more than $50 billion. Compare that to Ford, which sold more than 2.6 million cars in the U.S. alone in that same year and has a market capitalization of ~$45 billion and a price-to-earnings ratio of less than 8x. Even Tesla’s CEO and largest shareholder, Elon Musk, recently commented that his company’s shares are trading at a price “higher than we have any right to deserve.” However, he went on record as saying that except to pay taxes, he is not selling his shares: “I’m going down with the ship.”

It’s Deja Vu All Over Again!

There have been similar periods when investors have become enamored with a particular group of stocks and bid them up to inconceivable heights only to subsequently see them crash and burn. During the 1960s, a group of stocks affectionately dubbed the “Nifty Fifty” were considered to be one-decision stocks: Buy them and never sell them since they were thought to be impervious to any economic slowdown. Stocks such as Avon Products, Eastman Kodak, Sears Roebuck, Xerox, and Polaroid were members of this group. Polaroid, which was the premier growth stock of that period, commanded a price-to-earnings ratio of 100x. When the economy slid into a prolonged recession in the mid-1970s, these companies were unable to grow their earnings, and the vast majority of stocks in this group lost 60% or more of their value. A number of them went out of business, and more than a few never reached the highs established during that period.

6 East 32st Street • 7th Floor • New York, NY 10016 • P. 212.995.8300 • F. 212.995.5636
www.BoyarValueGroup.com

The late 1990s witnessed investor fascination with Internet stocks. At the apex, because the valuations accorded to most of these businesses could not be justified utilizing any commonly used analytical methodologies, analysts invented new ways of valuing companies, such as “eyeballs,” and largely abandoned tried-and-true valuation methods such as price-to-earnings and price-to-book. In justifying these valuations, analysts frequently uttered the five most dangerous words in an investor’s lexicon: “It is different this time.” The NASDAQ, a technology-laden index that contained a great many Internet companies, gained 85.6% in 1999, the biggest annual percentage gain for a major market index in U.S. history. On March 10, 2000, the NASDAQ peaked at 5,132.52—and subsequently fell 78% during the following 30 months.

Whether the current lofty valuations accorded to many of the mega-technology companies are excessive will be answered in due course. We began warning of the inevitable collapse of Internet stocks at least two years before the bubble burst. Before they snap, stretched valuations can last longer and become far more excessive than many could ever imagine. While it is painful to underperform the market, we will not abandon our strategy of purchasing undervalued businesses that has served us so well for so long.

Performance Results and a Look Ahead

The Boyar Value Fund returned 2.34% in the 2nd quarter versus 3.09% for the S&P 500. For the first half of the year, the Boyar Value fund increased by 6.55% versus 9.34% for the S&P 500. This underperformance was mainly due to our high-cash position and lack of exposure to “FANG” stocks. In a robust bull market, a large cash component, in all likelihood, will impede performance, particularly in a low-interest environment. So why keep all this cash? There are a number of reasons, but the most important is that I want the optionality that cash provides. As I have indicated in previous letters, when the stock market has a tremendous dislocation—as it did in 1974, in 1987, and during the financial crisis if you don’t have cash, you can’t take advantage of incredible bargains such as in 2008-2009, when CBS sold for $10 per share and Saks Fifth Avenue for under $2 per share—both of which subsequently increased in value more than fivefold. I am willing to let cash weigh on our performance in bull markets. It is true that I might underperform, but I believe that a good investor can more than make up for it during severe market disturbances. Remember that market corrections are an investor’s best friend: Without them, investors could never buy high-quality businesses at bargain basement prices.

Glimmers of Hope?

There are some encouraging signs that after a long hiatus, value stocks could soon begin outperforming growth stocks. On June 9, stocks like Apple, Amazon.com, and Alphabet fell more than 3%. According to Goldman Sachs, this group had contributed approximately 40% of the S&P 500’s gain through the early part of June. This decline continued into the early part of July. One of the most expensive stocks as well as one of the year’s best performers, Tesla, hit an all-time high of $386.99 on June 23. On July 20, however, the shares closed at $329.92.

Financial stocks were among the best performers during the latter part of 2016 and were among the worst performers during the early part of this year. On June 28, the Federal Reserve announced its “stress test” results: 33 of 34 banks had passed and were permitted, in certain instances, to return a significant amount of capital to shareholders. Bank of America, for example, increased its dividend 60% to $0.12 per quarter and will buy back $12 billion of common stock during the current year. This positive event has enabled financials to resume an upward bias.

Look for more of the same in the years to come. The banks are overcapitalized. Furthermore, in a friendlier regulatory landscape, with the possibility of a rising interest rate environment and perhaps some corporate tax relief, banking could be among the best-performing sectors.

Amazon: A Lesson in the Importance of Patience and Sticking to Your Convictions

In May of this year, Amazon celebrated its 20th anniversary as a public company. In that time shares have increased from under $2 (split-adjusted) to over $1,000 per share. This spectacular return earned investors a gain that is 155 times what the S&P returned over that same period. A $10,000 investment made at Amazon’s IPO would be worth ~$5 million today.

However, this spectacular gain was not a steady one, and hanging on to this position would have required the patience of Job. Amazon is a textbook case for why investors, if they have conviction in a particular investment, are in many instances better off ignoring short-term market fluctuations and the ingrained human tendency to take action and sell when faced with losses. According to Michael Batnick, director of research at Ritholz Wealth Management, Amazon has suffered at least 20% pullbacks in 16 of its 20 years on the public markets. The drawdowns were more than 40% apiece in nearly half of these instances, including a 64% plunge in 2008 and a loss of 95% of the company’s value in the wake of the tech bubble’s bursting. Investors who panicked and sold shares during any of these times are surely kicking themselves now.

Amazon: Is It Becoming Too Powerful? Is Government Intervention on the Horizon?

Amazon has disrupted the retail sector in ways that were never believed possible. Its relentless quest to get consumers the lowest prices has upended entire established business models in sectors ranging from books to apparel to electronics. When Amazon recently announced the purchase of Whole Foods in a $13.7 billion transaction that gave the online giant access to 400 physical locations, grocery store stocks plunged. Amazon’s reputation for disruption and cutthroat pricing is so great that the company’s mere filing of a trademark to provide consumers with prepared food kits caused the stock for the newly listed company Blue Apron to decline by 11%. Even businesses once thought of as “Amazon-immune” or “Amazon-resistant,” like Home Depot, are now beginning to feel the pressure. Home Depot’s stock price dropped by over 4% the day Amazon announced that it would start selling the Sears Kenmore brand on its website. All this begs the question: Is Amazon becoming too powerful? Has the company crossed the line into becoming a monopolist?

Lina Khan, who is a legal fellow with the Open Markets Program at New America and the author of “Amazon’s Antitrust Paradox,” published by the Yale Law Journal not long ago, recently authored an op-ed that appeared in the New York Times discussing this very issue—and why our current antitrust laws are not designed for a company like Amazon. We have placed excerpts from her well-reasoned argument below:

Amazon will argue to federal authorities, most likely the Federal Trade Commission, that the deal should be blessed because the combined entity’s share of the American grocery market will be less than 5 percent. But antitrust officials would be naïve to view this deal as simply about groceries. Buying Whole Foods will enable Amazon to leverage and amplify the extraordinary power it enjoys in online markets and delivery, making an even greater share of commerce part of its fief.

The company has established its level of dominance because of the failings of our current antitrust laws. To understand why, you first need to understand the scope of Amazon’s power. It has captured 43 percent of all internet retail sales in the United States, with half of all online shopping searches starting on Amazon. In 2016, it had over $63 billion in revenue from online sales in the United States — or more than the next 10 top online retailers combined. It controls 74 percent of e-book sales, is the largest seller of clothes online and is set to soon become the biggest apparel retailer in the country.

In building this vast empire, Amazon chased growth over paying dividends, pricing key goods and services below cost to chase out competitors. It invested heavily to buy out innovators like Diapers.com after waging price wars. (Amazon followed its acquisition by raising prices.). Think of Amazon as a 21st-century version of the 19th-century railroads that connected consumers and producers. Because of their gatekeeper role, railroads had power to discriminate, both among users and in favor of their own wares. These middlemen could tax the farmers and oil producers who depended on their rails — or deny them a ride and sink their livelihoods.

In several key ways, Amazon uses its power as the railroads did. By integrating across business lines, Amazon now competes with the companies that rely on its platform. This decision to not only host and transport goods but to also directly make and sell them gives rise to a conflict of interest, positioning Amazon to give preferential treatment to itself. The vast troves of information it collects enable it to self-deal with great finesse. News accounts tell how Amazon exploits data collected on the businesses using its platform to go head-to-head with them.

And like the railroads of yore, Amazon dictates terms and prices to those dependent on its rails. During negotiations with the publisher Hachette over e-book pricing, Amazon showed its might by effectively disabling sales of thousands of Hachette’s books overnight.

Amazon’s purchase of Whole Foods will expand its dominance and heighten conflicts of interest. Prime memberships will enable Amazon to extend its online dominance into physical retail — using stores for pick-up, for example — and to use physical stores to entrench its power online. By bundling services and integrating grocery stores into its logistics network, the company will be able to shut out or disfavor rival grocers and food delivery services.

Amazon was accelerating investment to position itself as a direct competitor in the fresh foods delivery market; this deal would allow Amazon to potentially thwart future innovations. Start-ups will be less likely to enter the field against such an integrated competitor.

Antitrust laws, which were passed by Congress to prevent these kinds of concentrations of private power, have been largely reduced to a technical tool to keep prices low. The change in thinking traces back to the Chicago School revolution of the 1970s, which ushered in decades of mergers and consolidation. Embodying this “consumer welfare” regime, Amazon has largely avoided government scrutiny by devoting its business strategy and rhetoric to reducing prices. The company has marched toward monopoly by exploiting the defects of contemporary antitrust law.

Preventing Amazon from concentrating even more control will require that antitrust enforcers block the company’s bid for Whole Foods. But lawmakers and officials should go even further, embracing the original goals of antitrust law and adopting a competition policy fit for the digital age. Unless we recover our antimonopoly tradition, Amazon will centralize exceptional control. Amazon’s market capitalization grew by more than $11 billion on the day the Whole Foods deal was announced. Wall Street recognizes the reality of Amazon’s market dominance. Antitrust enforcers should as well.

Amazon: Will the Government Reign It In?

Will the government do something to prevent Amazon from having too much power? One prominent investor believes so. Hedge fund manager Doug Kass has warned that government intervention could be coming. Accordingly, he announced, he is shorting Amazon stock, as he has learned that there have been early discussions in Washington about possible antitrust opposition to Amazon’s business practices, pricing strategy, and expansion announcements.

Kass believes that if these discussions become public, Amazon’s stock could fall 10%. However, he has warned, there might ultimately not be any serious government intervention that seeks to limit Amazon’s growth. One important point he has raised is that the Trump administration is hostile to Amazon founder Jeff Bezos due to his ownership of the Washington Post, which has been critical of Trump. It is also worth mentioning that this is not the first time Kass has expressed a negative view of the online retail giant: In October 2014, he warned investors to avoid Amazon at all costs—and since that time, Amazon’s stock has tripled in price.

Retail Stocks: Anecdotal Signs of a Bottom?

This past year has been painful for shareholders of brick-and-mortar retailers, whose shares have been under enormous pressure as a result of online retailing. The S&P Retail ETF was down ~9% through July 20, versus an 11% increase in the S&P 500. However, for contrarian investors, there may be glimmers of hope signaling that the worst is over. ProShare Advisors, the 10th-largest ETF provider by assets, is launching a double- and triple-levered ETF designed to rise on days when retail stocks decline. It will also be introducing an ETF that bets on online retailers and shorts traditional ones. These types of products, because they take so long to come to market, have historically been a good contraindicator that the trend they are betting on is nearing its climax. For example, the launching of the Market Vectors Rare Earth/Strategic Metals ETF in late 2010 marked the peak of a frenzy in producers of materials such as yttrium. In addition, the Global X YieldCo Index ETF, which invests in public companies spun off by parents in the renewable energy industry, was launched in May 2015, peaked four days later, and has fallen 22% since.

************************************

Competitive Returns (Unaudited)

As you can see from the chart below, our buy and hold philosophy has enabled the Fund to produce after tax returns that pretty much mirror our pre-tax returns. The returns used in the illustration exclude loads, but are inclusive of all fees, and assumes the highest rates when calculating after tax returns.

The Boyar Value Fund has a maximum sales charge of 5.00%. After-tax returns are calculated using the highest historical individual Federal income tax rate and do not reflect the additional impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or for shares held by non-taxable entities. The Fund may invest in stocks of several different capitalization levels and it is important to note that historically, small- and mid-cap stocks have experienced greater volatility than stocks of larger, more established companies. Additionally, value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. As portfolio and market conditions change future distributions and yields will vary, dividends are not guaranteed. Distribution amount may include net investment income, capital gains and or return of capital. Distribution amount is not indicative of Fund performance. Individual performance results will vary and may include the reinvestment of income/dividends and capital gains distributions. Performance figures for periods greater than one year are annualized.

The S&P 500 Total Return Index (“S&P 500 TR”) is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries.

The performance of the indices includes reinvestment of dividends and capital gains, however, it does not include any expenses or a deduction for Federal income taxes. A shareholder cannot invest in an index. This information is provided for comparison purposes only.

Comparisons to indexes have limitations because indexes have volatility and other material characteristics that may differ from a particular investment. Any indices and other financial benchmarks are provided for illustrative purposes only. Particularly, an Investment Index has results that do not represent actual trading or any material economic and market factors that might have had an impact on the advisor’s decision-making. An investment cannot be made directly in an index. Index performance does not reflect the deduction of any management fees, taxes or expenses.

The total annual operating expense ratio for the Boyar Value Fund (before fee waivers/expense reimbursements) as stated in the fee table in the Fund’s prospectus dated May 1, 2017 was 2.24%. The net annual operating expense ratio (after fee waivers/expense reimbursement) was 1.75% for the same period. [An updated total annual operating expenses figure will appear in the Fund’s next prospectus update.]

^ The performance data quoted represents past performance. Past performance does not guarantee future results, and except where noted as after-tax, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns for periods greater than one year are annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-266-5566.

Comparison of the Change in Value of a $10,000 Investment (Unaudited)

The Chart above represents historical performance of a hypothetical investment of $10,000 in the Boyar Value Fund from inception. The performance of the Fund includes the reinvestment of all dividend and capital gain distributions and has been adjusted for the maximum applicable sales charge of 5.00%. The performance of the Fund as reflected in the chart does not include the effect of taxes incurred on Fund distributions or on the redemption of Fund shares.

Portfolio Diversification By Sector (as of June 30, 2017)
(as a percentage of total net assets) (Unaudited)

ELECTRICAL COMPONENTS & EQUIPMENT 0.6%
HEALTHCARE SERVICES 0.5%
REAL ESTATE 0.1%
OTHER/CASH EQUIVALENTS 11.5%
SEMICONDUCTORS 1.0%
INTERNET 1.0%
RETAIL 14.6%
COSMETICS/PERSONAL CARE 1.0%
MEDIA 14.3%
TELECOMMUNICATIONS 1.2%
APPAREL 1.3%
BANKS 10.9%
MISCELLANEOUS MANUFACTURER 1.4%
PHARMACEUTICALS 6.2%
LEISURE TIME 1.9%
LODGING 5.6%
TRANSPORTATION 2.1%
INSURANCE 5.2%
ENTERTAINMENT 2.6%
SOFTWARE 5.0%
HOUSEHOLD PRODUCTS/WARES 3.9%
FOOD 3.9%
DIVERSIFIED FINANCIAL SERVICES 4.2%

The composition of the Fund’s portfolio is subject to change.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class.

It’s not what you make; it’s what you keep – Taxes are potentially the biggest expense an individual mutual fund investor will experience.

By holding stocks for long periods of time, you postpone paying taxes, which positively impacts long-term returns. Buying and holding stocks for long periods may sound stodgy, but it postpones the payment of capital gains taxes with the added positive effects on the compounding rate. Since profit taking involves transactions, it obliges you to take the IRS in as a partner. With profits not taken, there is a future tax liability, but all the money is still working for its owner. No transactions, no tax. The Boyar Value Fund believes that holding stocks for long periods of time is the best way for an individual investor to create wealth.

Best regards,

Mark A. Boyar

This letter seeks to describe the Fund managers’ current view of the market. Statements referring to future events or actions, such as future financial performance, are based on current expectations and projections about future events provided by various sources, including the Fund’s management. These statements are not guarantees of future performance, and actual events and results may differ materially from those discussed herein. The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class.

Activities with respect to Distributor Services are conducted through Ladenburg Thalmann & Co. Inc, (“LTCO”) a member of the NYSE, NYSE AMEX and other principal exchanges. Member FINRA/SIPC.

BOYAR VALUE FUND, INC.

PORTFOLIO OF INVESTMENTS (Unaudited)

June 30, 2017

Shares		Value
	COMMON STOCK - 88.5%
	APPAREL - 1.3%
13,900	Hanesbrands, Inc.	$321,924

	BANKS - 10.9%
36,095	Bank of America Corp.	875,665
12,707	Bank of New York Mellon Corp.	648,311
4,430	Citigroup, Inc.	296,278
10,750	JPMorgan Chase & Co.	982,550
		2,802,804
	COSMETICS/PERSONAL CARE - 1.0%
3,200	Edgewell Personal Care Co. *	243,264

	DIVERSIFIED FINANCIAL SERVICES - 4.2%
8,500	Ameriprise Financial, Inc.	1,081,965

	ELECTRICAL COMPONENTS & EQUIPMENT - 0.6%
3,200	Energizer Holdings, Inc.	153,664

	ENTERTAINMENT - 2.6%
3,105	Madison Square Garden Co., Class A *	611,375
500	Marriott Vacations Worldwide Corp.	58,875
		670,250
	FOOD - 3.9%
3,000	Campbell Soup Co.	156,450
3,000	Kraft Foods Group, Inc.	256,920
9,000	Mondelez International, Inc., Class A	388,710
4,000	Sysco Corp.	201,320
		1,003,400
	HEALTHCARE SERVICES - 0.5%
850	Laboratory Corp. of America Holdings *	131,019

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.

PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

June 30, 2017

Shares		Value
	HOUSEHOLD PRODUCTS/WARES - 3.9%
5,000	Clorox Co.	$666,200
3,700	Scotts Miracle-Gro Co., Class A	331,002
		997,202
	INSURANCE - 5.2%
10,586	Travelers Cos, Inc.	1,339,447

	INTERNET - 1.0%
11,600	Reis, Inc.	246,500

	LEISURE TIME - 1.9%
7,500	Carnival Corp.	491,775

	LODGING - 5.6%
23,000	Interval Leisure Group, Inc.	632,270
5,008	Marriott International, Inc., Class A	502,352
9,500	MGM Resorts International	297,255
		1,431,877
	MEDIA - 14.3%
3,641	AMC Networks, Inc., Class A *	194,466
18,268	Comcast Corp., Special Class A	710,991
13,580	Discovery Communications, Inc., Class C *	342,352
18,653	MSG Networks, Inc., Class A *	418,760
1,341	Time, Inc.	19,243
5,367	Time Warner, Inc., Class A	538,900
10,703	Tribune Media Co.	436,361
9,500	Walt Disney Co.	1,009,375
		3,670,448
	MISCELLANEOUS MANUFACTURER - 1.4%
13,000	General Electric Co.	351,130

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.

PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

June 30, 2017

Shares		Value
	PHARMACEUTICALS - 6.2%
7,500	Bristol-Myers Squibb Co.	$417,900
2,500	Johnson & Johnson	330,725
25,500	Pfizer, Inc.	856,545
		1,605,170
	REAL ESTATE - 0.1%
4,166	Trinity Place Holdings, Inc. *	29,620

	RETAIL - 14.6%
5,000	Bed Bath & Beyond, Inc.	152,000
5,000	Brinker International, Inc.	190,500
10,464	Coach, Inc.	495,366
5,000	CVS Health Corp.	402,300
9,600	Home Depot, Inc.	1,472,640
3,000	McDonald’s Corp.	459,480
3,800	Target Corp.	198,702
23,830	Wendy’s Co.	369,603
		3,740,591
	SEMICONDUCTORS - 1.0%
8,000	Intel Corp.	269,920

	SOFTWARE - 5.0%
18,500	Microsoft Corp.	1,275,205

	TELECOMMUNICATIONS - 1.2%
10,000	Cisco Systems, Inc.	313,000

	TRANSPORTATION - 2.1%
5,000	United Parcel Service, Inc., Class B	552,950

	TOTAL COMMON STOCK (Cost - $11,151,609)	22,723,125

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.

PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

June 30, 2017

Shares		Value
	SHORT-TERM INVESTMENTS - 11.7%
2,178,730	Dreyfus Institutional Preferred Government Money Market Fund, 0.65% **	$2,178,730
821,497	Milestone Treasury Obligations Portfolio - Institutional Class, 0.70% **	821,497
	TOTAL SHORT-TERM INVESTMENTS (Cost - $3,000,227)	3,000,227

	TOTAL INVESTMENTS - 100.2% (Cost - $14,151,836) (a)	$25,723,352
	OTHER ASSETS LESS LIABILITIES - NET - (0.2)%	(40,918)
	NET ASSETS - 100.0%	$25,682,434

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on June 30, 2017.

(a)	Represents cost for financial reporting purposes. Aggregate cost for Federal income tax purposes is $14,153,350 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$11,960,681
Unrealized depreciation:	(390,679)
Net unrealized appreciation:	$11,570,002

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

June 30, 2017

ASSETS
Investment securities, at cost	$14,151,836
Investment securities, at value	$25,723,352
Dividends and interest receivable	12,366
Receivable for Fund shares sold	5,415
Prepaid expenses and other assets	12,800
TOTAL ASSETS	25,753,933

LIABILITIES
Advisory fees payable	11,455
Management fees payable	9,654
Distribution fees (12b-1) payable	9,760
Payable to related parties	10,760
Audit fees payable	8,267
Accrued expenses and other liabilities	21,603
TOTAL LIABILITIES	71,499
NET ASSETS	$25,682,434

Net Assets Consist Of:
Paid in capital	$14,006,746
Accumulated net investment income	78,713
Accumulated net realized gain from security transactions	25,459
Net unrealized appreciation on investments	11,571,516
NET ASSETS	$25,682,434

Shares of capital stock outstanding (1,000,000,000 shares authorized, $0.001 par value)	1,031,339
Net asset value and redemption price per share (Net assets ÷ shares outstanding) (a)	$24.90
Maximum offering price per share (maximum sales charge of 5.00%) (b)	$26.21

(a)	For certain purchases of $1 million or more, a 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.

(b)	On investments of $50,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.

STATEMENT OF OPERATIONS (Unaudited)

For the Six Months Ended June 30, 2017

INVESTMENT INCOME
Dividends	$291,748
Interest	5,684
TOTAL INVESTMENT INCOME	297,432

EXPENSES
Investment advisory fees	62,475
Management fees	62,475
Distribution (12b-1) fees	31,237
Legal Fees	27,150
Administrative services fees	22,216
Transfer agent fees	18,462
Accounting services fees	11,403
Audit Fees	8,306
Printing and postage expenses	7,421
Directors’ fees and expenses	6,335
Insurance expense	6,335
Compliance officer fees	6,154
Custodian fees	3,258
Registration fees	362
Other expenses	3,982
TOTAL EXPENSES	277,571
Less:
Fees waived by the Advisor	(29,426)
Fees waived by the Manager	(29,426)
NET EXPENSES	218,719
NET INVESTMENT INCOME	78,713

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from security transactions	24,170
Net change in unrealized appreciation (depreciation) of investments	1,489,837
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,514,007

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,592,720

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months	For the Year
	Ended	Ended
	June 30, 2017	December 31, 2016
	(Unaudited)
FROM OPERATIONS
Net investment income	$78,713	$31,775
Net realized gain from security transactions	24,170	399,264
Net change in unrealized appreciation (depreciation) on investments	1,489,837	1,199,706
Net increase in net assets resulting from operations	1,592,720	1,630,745

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(33,725)
From net realized gains	—	(397,508)
Net decrease in net assets from distributions to shareholders	—	(431,233)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	222,376	427,707
Net asset value of shares issued in reinvestment of distributions to shareholders	—	415,017
Payments for shares redeemed	(565,251)	(1,608,921)
Net decrease in net assets from capital share transactions	(342,875)	(766,197)

TOTAL INCREASE IN NET ASSETS	1,249,845	433,315

NET ASSETS
Beginning of period	24,432,589	23,999,274
End of period *	$25,682,434	$24,432,589
* Includes accumulated net investment income (loss) of:	$78,713	$—

CAPITAL SHARE ACTIVITY
Shares Sold	9,157	19,439
Shares Reinvested	—	17,533
Shares Redeemed	(23,199)	(71,843)
Net decrease in shares outstanding	(14,042)	(34,871)

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Capital Stock Outstanding Throughout Each Period Presented

	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	June 30,		December 31,	December 31,	December 31,	December 31,	December 31,
	2017		2016	2015	2014	2013	2012
	(Unaudited)
Net Asset Value, Beginning of Period	$23.37		$22.22	$22.86	$20.73	$16.10	$13.44
Activity from investment operations:
Net investment income (loss)(1)	0.08		0.03	0.04	(0.01)	(0.03)	0.05
Net realized and unrealized gain (loss) on investments	1.45		1.54	(0.06)	2.58	4.82	2.66
Total from investment operations	1.53		1.57	(0.02)	2.57	4.79	2.71
Paid-in-Capital from Redemption Fees (1)	—		0.00	0.00 (2)	0.00 (2)	0.00 (2)	—
Less distributions from:
Net investment income	—		(0.03)	—	—	—	(0.05)
Net realized gains	—		(0.39)	(0.62)	(0.44)	(0.16)	—
Paid in capital	—		—	—	—	—	(0.00	) (2)
Total distributions	—		(0.42)	(0.62)	(0.44)	(0.16)	(0.05)
Net Asset Value, End of Period	$24.90		$23.37	$22.22	$22.86	$20.73	$16.10
Total Return (3)	6.55	% (4)	7.04%	(0.11)%	12.52%	29.76%	20.16%
Net Assets, End of Period	$25,682,434		$24,432,589	$23,999,274	$24,231,413	$22,311,000	$16,366,630
Ratio of gross expenses to average net assets (5)	2.22	% (6)	2.19%	2.14%	2.33%	2.31%	2.81%
Ratio of net expenses to average net assets	1.75	% (6)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets	0.63	% (6)	0.13%	0.19%	(0.05)%	(0.15)%	0.32%
Portfolio Turnover Rate	0	% (4)	4%	7%	3%	7%	5%

(1)	Per share amounts calculated using the average shares method.

(2)	Amount represents less than $0.005 per share.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales loads/redemption fees. Had the Advisor and Manager not waived their fees and/or reimbursed expenses, total returns would have been lower.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and Manager.

(6)	Annualized.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

June 30, 2017

1.	ORGANIZATION

Boyar Value Fund, Inc. (the “Fund”) was incorporated on February 28, 1997 under the laws of the State of Maryland and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The Fund’s investment objective is long-term capital appreciation.

Under the Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Fund’s Board of Directors (the “Board”). The Board has delegated execution of these procedures to a Fair Value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.

Fair Valuation Process – As noted above, the Fair Value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2017

determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2017

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of June 30, 2017 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$22,723,125	$—	$—	$22,723,125
Short-Term Investments	3,000,227	—	—	3,000,227
Total	$25,723,352	$—	$—	$25,723,352

The Fund did not hold any Level 3 securities during the period. There were no transfers into or out of Level 1 and Level 2 during the period. It is the Fund’s policy to recognize transfers between Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolio of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends and distributions paid and distributed to shareholders are recorded on ex-dividend date.

Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2014 - 2016), or expected to be taken in the Fund’s 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal,

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2017

Maryland and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

3.	INVESTMENT TRANSACTIONS

For the six months ended June 30, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $3,821 and $24,497, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Ladenburg Thalmann Fund Management LLC serves as the Fund’s manager (the “Manager”). Boyar Asset Management, Inc. (the “Advisor”) provides continuous advisory services to the Fund and Ladenburg Thalmann & Co., Inc. (the “Distributor”) acts as distributor of the Fund’s shares.

Pursuant to a Management Agreement with the Fund, the Manager, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Advisor. As compensation for its services and the related expenses borne by the Manager, the Fund pays the Manager a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Pursuant to an Investment Advisory Agreement among the Manager, the Advisor and the Fund, the Advisor agrees to furnish continuous investment advisory services to the Fund. For these services, the Fund pays the Advisor an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Pursuant to a written contract, the Manager, the Advisor and the Distributor have agreed, until at least January 1, 2018, to waive a portion of their respective management fee, advisory fee and amounts, if any, payable to the Distributor pursuant to the Fund’s 12b-1 Plan (see below), and the Manager has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2017

course of the Fund’s business) do not exceed 1.75% per annum of the Fund’s average daily net assets. During the term of this Agreement, to the extent that Operating Expenses incurred by the Fund in any fiscal year after waiver of advisory fees of the Advisor, management fees of the Manager and fees payable to the Distributor (“Rule 12b-1 fees”) exceed 1.75% per annum of the Fund’s average daily net assets, such excess amount shall be the liability of the Manager. For the six months ended June 30, 2017, the Manager and the Advisor waived fees in the amount of $29,426 and $29,426, respectively.

To the extent Operating Expenses in any fiscal year do not exceed 1.75% per annum of the Fund’s average daily net assets, the management fee, advisory fee and Rule 12b-1 fees shall be payable by the Fund in the following order:

○	first, the Distributor shall be entitled to receive the Rule 12b-1 fees up to the amount payable under the Fund’s 12b-1 Plan; and

○	thereafter, the Manager and the Advisor shall each be entitled to receive a proportionate amount of their respective management fee and advisory fee up to the amounts payable under the Management Agreement or the Advisory Agreement, as applicable.

If the Manager, the Advisor or the Distributor waives any fee or reimburses any expense pursuant to this Agreement, and the Fund’s Operating Expenses are subsequently less than 1.75% of average daily net assets, the Manager, the Advisor and the Distributor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 1.75% of average daily net assets. If Fund Operating Expenses subsequently exceed 1.75% per annum of the Fund’s average daily net assets, the reimbursements shall be suspended. The Advisor, the Manager and the Distributor may each seek reimbursement only for expenses waived or paid by it during the two fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed hereunder to the extent they were waived or paid after the date of this Agreement (or any similar agreement). This Agreement may be continued from year to year thereafter provided each such continuance is specifically approved by the Fund, the Advisor, the Manager and the Distributor, including with respect to the Fund a majority of the non-interested Directors of the Fund; provided, however, that no party shall be obligated to extend the term of this Agreement. This Agreement shall terminate automatically with respect to the Fund and to the Advisor, the Manager or the Distributor upon the termination of the Advisory Agreement, the Management Agreement or the 12b-1 Plan, respectively.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2017

As of December 31, 2016, the Manager, the Advisor, and the Distributor have the following amounts of waived/reimbursed expenses that may be recovered:

Amount	Expiration Date
$96,088	December 31, 2017
$104,848	December 31, 2018

The Fund has adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to the Distributor, to provide compensation for ongoing services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. For the six months ended June 30, 2017, the Distributor received $375 from front-end sales charges, of which $38 was retained by the principal underwriter or other affiliated broker-dealers.

Gemini Fund Services, LLC (“GFS”),

GFS, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain Directors and officers of the Trust are also officers of the Manager, Advisor or GFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of GFS provide services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Custody Administration

Pursuant to the terms of the Fund’s Custody Agreement with Bank of New York Mellon (the “Custody Agreement”), the Fund pays an asset-based custody fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Agreement. GFS receives a portion of these fees for performing certain custody administration services. GFS’s share of such fees collected for the six months ended June 30, 2017 was $4,234. The Custodian fees listed in the Statement of Operations include the fees paid to GFS as Custody Administrator.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2017

Directors

The Fund pays each Director an annual fee of $3,000 and $500 for each meeting attended. Expenses incurred in connection with attendance at board meetings may be reimbursed. No employee of the Manager, the Advisor or any of their respective affiliates will receive any compensation from the Fund for acting as either an officer or Director. None of the executive officers receive any compensation from the Fund.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2017, Vector Group Ltd. held approximately 32.4% of the voting securities of the Boyar Value Fund.

6.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund. For the six months ended June 30, 2017, the Fund did not assess any redemption fees. This fee does not apply to shares acquired through reinvestment of dividends and other distributions. For certain purchases of $1 million or more the Fund may also assess a contingent deferred sales charge of 1.00% to redemptions made within twelve months of purchase. There were no such charges assessed for the six months ended June 30, 2017.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2016	December 31, 2015
Ordinary Income	$31,775	$—
Long-Term Capital Gain	399,458	653,008
	$431,233	$653,008

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2017

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$—	$2,803	$—	$—	$—	$10,080,165	$10,082,968

The difference between book basis and tax basis unrealized appreciation and accumulated net realized gain from security transactions is primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of the reclass of Fund distributions, resulted in reclassification for the year ended December 31, 2016 as follows:

Paid	Accumulated	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$1,950	$(1,950)

8.	NEW ACCOUTNING PRONOUNCEMENT

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

BOYAR VALUE FUND, INC.

EXPENSE EXAMPLES (Unaudited)

June 30, 2017

As a shareholder of the Boyar Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; (2) ongoing costs, including management fees and distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boyar Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 through June 30, 2017.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Boyar Value Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period **
	1/1/17	6/30/17	1/1/17 – 6/30/17	1/1/17 – 6/30/17
Actual	$1,000.00	$1,065.50	$8.96	1.75%
Hypothetical
(5% return before expenses)	$1,000.00	$1,016.12	$8.75	1.75%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year [181] divided by the number of days in the fiscal year [365].

**	Annualized.

BOYAR VALUE FUND, INC.

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2017

FACTORS CONSIDERED BY BOARD IN APPROVING THE CONTINUANCE OF THE MANAGEMENT AGREEMENT AND THE ADVISORY AGREEMENT

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of The Boyar Value Fund, Inc. (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of the Fund’s investment advisory agreement with its investment adviser, Boyar Asset Management, Inc. (the “Adviser”) and management agreement with Ladenburg Thalmann Fund Management, LLC (the “Manager”; and such agreements, the “Agreements”).

At a Board meeting held on November 16, 2016, the Fund’s Board of Directors, including all the Independent Directors, approved the continuation of the Agreements. As required by the 1940 Act, the Board requested and each of the Adviser and the Manager provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreements. The Independent Directors were informed that, in selecting the Adviser and the Manager and approving the continuance of the Agreements, they are authorized to engage such experts as they consider appropriate, including counsel to the Independent Directors.

The Independent Directors, both prior to the meeting and other meetings held during the current year, received materials relating to the Adviser’s investment services under the Investment Advisory Agreement. These materials included information on (i) the investment performance of the Fund over various periods of time compared to the performance of two peer groups of mutual funds, the first of which consisted of the Fund and other large-cap value funds and the second of which consisted of the Fund and other large-cap blend funds (the “Performance Universes”), as classified by Morningstar and objectively selected by the Fund’s administrator as comparable to the Fund based upon criteria requested by the Independent Directors, and to the Fund’s benchmark index; (ii) sales and redemption data with respect to the Fund; (iii) the general investment outlook in the markets in which the Fund invests; (iv) arrangements with respect to the distribution of the Fund’s shares; and (v) the overall nature, quality and extent of services provided by the Adviser and the Manager.

As part of the review of the continuance of the Investment Advisory Agreement and the Management Agreement, the Board requested, and the Adviser and Manager each provided, additional information in order to evaluate the quality of their services and the reasonableness of their fees under the Agreements. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s advisory and management fees (individually and together), 12b-1 fees, and other non-management fees, to those incurred by the Performance Universes; (ii) the Fund’s average expense ratio to those of its Performance Universes (both before and after waivers); (iii) the Fund’s investment performance over various time periods to the mean performance of the Performance Universes and the Fund’s benchmark index; (iv) the Adviser’s financial results and condition, including an oral discussion of the Adviser’s and the Manager’s (together with its affiliates’) profitability from the services that have been performed for the Fund; (v) the Adviser’s current investment management staffing; and (vi) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a description of the objective non-performance-based methodology used by the Administrator to determine the Performance Universes to prepare its information and the rationale for including both Performance Universes.

The Board considered several matters in connection with its renewal of the Agreements including investment performance; personnel and methods; fees and expenses; nature and quality of other services; other benefits; and economies of scale. However, the Board did not identify any single factor as all-important or controlling, and this summary does not detail all the matters that were considered. The Independent Directors also met in executive session to deliberate in their considerations of the Agreements.

BOYAR VALUE FUND, INC.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2017

Investment Performance. First, the Board reviewed the Fund’s overall investment performance as compared to its Performance Universes and the Fund’s benchmark index. The Board noted that the Fund outperformed the mean performance of the Performance Universes over the two-, three- and five-year periods and the ten-year period for the Large Blend Universe and underperformed the mean performance of the Performance Universes of the one- and ten-year period for the Large Value Universe ended November 7, 2016. However, the Fund underperformed its benchmark index during each of those same periods, other than for the 10-year period for which the Fund outperformed its benchmark index. Given the Adviser’s long-term strategy and that the Fund’s performance is lowered by its expense ratio, the Board concluded that the Fund’s performance was satisfactory.

Personnel and Methods. The Board next reviewed the background of Mr. Boyar, the portfolio manager who has been responsible for the daily management of the Fund’s portfolio since the Fund’s inception, achieving the Fund’s investment objective and adhering to the Fund’s investment strategy. The Independent Directors also engaged in discussions with Mr. Boyar and considered the Adviser’s staff responsible for assisting Mr. Boyar in the overall functioning of the Adviser, and the Manager and members of its staff who are responsible for the overall functioning of the Manager. Based on the Independent Directors’ review, the Board concluded that the Fund’s management team and the Adviser’s overall resources and the Manager’s overall resources (in conjunction with those of its affiliates that it relies upon) were adequate and that the Adviser in particular had investment management capabilities and personnel essential to performing its duties under the Investment Advisory Agreement. The Board considered the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel. The Board concluded that the personnel and methods were satisfactory.

Fees and Expenses. The Board then considered the Adviser’s and the Manager’s fees under the Agreements relative to the management fees charged by the Fund’s Performance Universes. The Board noted that the Fund had a higher overall combined management fee and advisory fee rate and a lower gross expense ratio (before giving effect to the fee waiver and expense reimbursement) and higher net expense ratio (after giving effect to the fee waiver and expense reimbursement) than the mean gross and net expense ratios of the funds in its Performance Universes. The Board also noted and viewed favorably that the Adviser typically charges its other clients an advisory fee at a rate higher than the Fund’s gross advisory fee rate and significantly higher than the net advisory fee rate that the Adviser receives from the Fund after giving effect to the fee waiver. The Board also viewed favorably that the Adviser, the Manager and the Fund’s principal underwriter have since the Fund’s inception (or since the date on which they became service providers to the Fund in the case of the Manager and the principal underwriter) voluntarily agreed to waive all or portion of their fees and to reimburse the Fund’s expenses in order to keep the Fund’s net total operating expenses (excluding extraordinary expenses and taxes) at 1.75% of the Fund’s average daily net assets. The Board noted that, after giving effect to the above described expense limitation, the Adviser and the Manager received a relatively small dollar amount of advisory and management fees from the Fund for the 2015 calendar year). Based on these factors, the Board determined that the Fund’s advisory and management fee rates under the Agreements do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the advisory and management fee rates under the Agreements are fair and reasonable.

Nature and Quality of Other Services; Profitability. The Board next considered the nature, quality, cost and extent of other services provided by the Adviser and the Manager. At meetings held throughout the year, the Board reviewed the effectiveness of the Adviser’s and the Fund’s overall compliance programs and also received reports regarding the effectiveness of the Manager’s compliance program. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and the Manager were satisfactory, reliable and beneficial to the Fund’s shareholders. The Board was informed by the Adviser and the Manager that given the amount of fees received from the Fund and the current fee waivers and periodic reimbursements being made in order to keep the Fund’s expense ratio at 1.75%, neither the Adviser nor the

BOYAR VALUE FUND, INC.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2017

Manager believed they made a profit under the Agreements in the prior year. Further, given the expenses reimbursed to the Fund in prior years in order to maintain the Fund’s expense ratio at 1.75%, the Manager stated that it and its affiliate, the Fund’s principal underwriter, have not cumulatively made a profit under their arrangements with the Fund since the date on which they became service provides to the Fund.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser, the Manager and their respective affiliates from their association with the Fund. The Board concluded that potential “fall-out” benefits that they may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

Economies of Scale. The Board noted that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a relevant consideration for the Fund and the addition of break points was determined not to be necessary at this time.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates. In addition to comparing the Fund’s combined advisory and management fee rate to unaffiliated mutual funds included in the Fund’s Performance Universes, the Board was informed by the Adviser that it does not manage any other registered investment companies, although it does manage an unregistered investment company that has a different fee structure that includes a performance allocation. As noted above, the Adviser also manages separate accounts that on average have a higher investment advisory fee rate than the contractual advisory fee rate with the Fund. The Board was informed that the Manager does not manage any other accounts.

Conclusion. Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Directors who attended the meeting in person, concluded that: (a) it was appropriate to continue to retain the Adviser and the Manager; (b) the terms of the Investment Advisory Agreement and the Management Agreement (including the fees thereunder) are fair and reasonable; and (c) the Fund’s Investment Advisory Agreement and Management Agreement each should continue for a one-year period.

PRIVACY notice

Rev. June 2011

FACTS	WHAT DOES BOYAR VALUE FUND, INC. DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■       Social Security number                                           ■       Purchase History

■       Assets                                                                       ■       Account Balances

■       Retirement Assets                                                   ■       Account Transactions

■       Transaction History                                                ■       Wire Transfer Instructions

■       Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Boyar Value Fund, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Boyar Value Fund, Inc, share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Rev. June 2011

Who we are
Who is providing this notice?	Boyar Value Fund, Inc.
What we do
How does Boyar Value Fund, Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Boyar Value Fund, Inc. collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

  Federal law gives you the right to limit only

■      Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■     Affiliates from using your information to market to you

■     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Boyar Value Fund, Inc. does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Boyar Value Fund, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Boyar Value Fund, Inc. does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-266-5566 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-266-5566.

FUND MANAGER
Ladenburg Thalmann Fund Management, LLC
520 Madison Avenue, 9th Floor
New York, New York 10022

INVESTMENT ADVISOR
Boyar Asset Management, Inc.
32 West 39th Street, 9th Floor
New York, New York 10018

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holder. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of June 30, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Boyar Value Fund, Inc.

By (Signature and Title)

* /s/ Sam Singh

Sam Singh, Principal Executive Officer/President

Date 8/31/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Sam Singh

Sam Singh, Principal Executive Officer/President

Date  8/31/17

By (Signature and Title)

* /s/ Dawn Borelli

Dawn Borelli, Principal Financial Officer/Treasurer

Date 8/31/17

* Print the name and title of each signing officer under his or her signature.